                                                                                                            Exhibit 99.3

NATIONAL PENN BANCSHARES, INC.

Nittany Financial Corp.

Partnership with
2005 Strategic Plan
Growth Strategy

Safe Harbor Regarding
Forward Looking Statements
This release contains forward-looking information about National Penn Bancshares, Inc., Nittany Financial Corporation and the combined operations of National Penn Bancshares, Inc. and Nittany Financial Corporation after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts.  These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project," "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.
National Penn Bancshares and Nittany Financial’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in the release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services, (3) interest rate movements, (4) deteriorating economic conditions, (5) risks inherent in transactions of this sort, such as the failure to achieve merger-related synergies, technology and integration issues, and potential difficulties in establishing and maintaining operations in new markets, (6) volatility in the securities markets, and (7) those risks, factors and uncertainties identified in National Penn Bancshares’ Current Report on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") on September 7, 2005.  The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares’ Annual Report on Form 10-K and Nittany Financial’s Annual Report on Form 10-KSB for their fiscal years ended December 31, 2004, as well as in the materials to be filed with the SEC.  See “Additional Information” below. Neither National Penn Bancshares nor Nittany Financial makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.  National Penn Bancshares and Nittany Financial caution readers not to place undue reliance on these statements.

Additional Information and Where To Find It
National Penn Bancshares intends to file a registration statement on Form S-4 in connection with the transaction, and Nittany Financial intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction.  Investors and security holders of Nittany Financial are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about National Penn Bancshares, Nittany Financial, and the transaction.  Investors and security holders may obtain a free copy of the proxy statement/ prospectus (when it is available) at the SEC's web site at www.sec.gov.  A free copy of the proxy statement/prospectus may also be obtained from National Penn Bancshares or Nittany Financial.  You may direct such a request to either of the following persons:
Sandra L. Spayd, Corporate Secretary                                     David Z. Richards Jr., President and CEO
National Penn Bancshares, Inc.                                             Nittany Financial Corporation
Philadelphia and Reading Avenues                                         116 East College Ave
Boyertown, PA  19512                                                             State College, PA 16801
(610) 369-6202                                                                       (814) 238-5724
National Penn Bancshares, Nittany Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany Financial in favor of the transaction.  Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.
In addition to the registration statement on Form S-4 to be filed by National Penn Bancshares in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the SEC.  Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago.  Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms.  The reports, statements and other information filed by National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov.  A free copy of these reports, statements and other information may also be obtained from National Penn Bancshares or Nittany Financial.
In addition to the registration statement on Form S-4 to be filed by National Penn Bancshares in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany
Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the
SEC.  Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago.  Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms.  The reports, statements and other information filed by National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov.  A free copy of these reports, statements and other information may also be obtained from National Penn Bancshares or Nittany Financial.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Partnership with
2005 Strategic Plan
Growth Strategy

Acquisition Strategy
Identify financial services companies – bank, insurance, investment – with:
•
Similar philosophies and values
•
Operate in strong market
•
Acquire at a fair price
With considerations for:
•
Revenue enhancement
•
Asset quality
•
Management capabilities

Quantitative Goals
•
Accretive to Earnings Per Share (EPS)
•
Improve longer term EPS Growth Rate
•
“Well-capitalized” per regulatory guidelines
•
Strong, high growth market
•
Solid share of market

Qualitative Factors
•
Enhance overall franchise value
•
Opportunity to expand market penetration through NPBC products, services, capacity and infrastructure
•
Experienced leadership team
•
Growth organically and through strategic acquisitions
•
Successful acquisition record
–
Since 1990 - 8 banks; 3 insurance companies

Overview of Nittany Financial
•
$326.5 million in assets
•
Headquartered in State College, Centre
County, PA
•
5 Community Offices
–
4 in State College; 1 in Bellefonte
•
Vantage Investment Advisors
•
Exceptional financial performance and
growth

Financial Performance
Highlights of Nittany Financial
Annualized Year-to-date as of:    6/30/2005
•
ROAA                                             1.20%
•
ROAE                                           16.01%
•
Asset Growth                                   9.1%
•
Net Income Growth                        38.5%
•
EPS Growth                                   29.9%
#2 State College
#3 Centre County
•
Deposit Market share

State College Market
•
Employment
–
Q1 2004 to Q1 2005 - Labor force grew 5.3% vs.
1.5% for Pennsylvania overall
(Bureau of Labor Statistics)
•
Development
–
66% of July 2005 Centre County homes sales in
State College Area School District
–
6,000 new homes under review/approved by
Centre Region and Centre County plan
(Centre Daily Times, August 7, 2005)

(1) Based on NPBC share price of $25.75
Transaction Summary
•
Value per NTNY Share(1) $41.21
•
Structure (Stock/Cash) 70% / 30%
•
Transaction Value $96.5 Million
•
Consideration:
–
1.58 shares of NPBC Common Stock (1.975 shares, when
adjusted for the 5-for-4 stock split announced on 8/24/05)
or $42.43 in cash
•
Pricing Adjustments (on pre-split basis):
NPBC Average Stock Price                      Indicated Value
Above $27.85                                          $44.00
$25.31 to $23.73                                     $40.00
$23.72 to $22.00                                     $38.00
Below $22.00                                          $38.00

Transaction Summary (continued)
•
Price/LTM EPS                                24.8 x
•
Price/Book Value                             3.69 x
•
Premium to Market(1)                        17.7%
•
Expected Closing                             1stQuarter 2006
(1)Based on $35.00 per share
Nittany Financial’s June 30, 2005 historical financial data has not been adjusted for recent option exercise.

Transaction Rationale
•
Top performing Pennsylvania bank
•
Talented management team
•
Expand into strong geographic region
•
Shared philosophy and culture
•
Expansion opportunities with broad
range of products and services

Clinton
Lycoming
Pike
Jefferson
Luzerne
Columbia
Monroe
Clearfield
Centre
Union
Montour
Warren
Northumberland
Carbon
Snyder
Schuylkill
Northampton
Indiana
Pennsylvania
Mifflin
Lehigh
Juniata
Hunterdo
Berks
Perry
Dauphin
Lebanon
Bucks
Cumberland
Franklin
Chester
York
Adams
Bur
Lancaster
Camden
Gloucester
Harford
Cecil
Salem

County	Market Share Rank
Berks, PA	3
Chester, PA	3
Centre, PA	**3**
Montgomery, PA	11
Bucks, PA	11
Northampton, PA	12
Lancaster, PA	12
Lehigh, PA	14
Philadelphia, PA	20
Delaware, PA	21
Cecil, MD	8

NPBC Proforma: 79 Office Locations
Expanding our Footprint

A Winning Combination
                                                    NPBC Proforma
•
Total Assets                        $ 5.0 Billion
•
Total Loans                         $ 3.2 Billion
•
Total Deposits                     $ 3.3 Billion
Based on June 30, 2005 financial information.

Summary
•
Transaction consistent with overall
NPBC Business Model:
–
Community banking market niche
–
Relationship-driven sales culture
–
Diversified revenue stream
–
Superior asset quality
–
Focus on shareholder value

Investment Incentives
•
Geographic location of franchise
•
Strong commercial relationship growth
•
Superior financial performance
•
Knowledgeable and experienced
management team
•
Track record of success in creating
shareholder value

Strategic Vision
“National Penn Bancshares will
be the most highly regarded
financial institution within the
markets it serves.”